Exhibit B-10(e)(2)

                FIRST AMENDMENT TO THIRD AMENDED
                  AND RESTATED CREDIT AGREEMENT

     This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of January 24, 2003, is made and entered into by and among GOLD KIST INC., a cooperative marketing association organized and existing under the laws of the State of Georgia (the "Borrower"), various banks and other lending institutions and institutional investors as are, or may from time to time become, parties hereto (collectively, the
"Lenders" and individually, a "Lender"), SUNTRUST BANK, as Syndication Agent (the "Syndication Agent"), HARRIS TRUST AND SAVINGS BANK and ING CAPITAL LLC, as Co-Managing Agents (collectively, the "Co-Managing Agents"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as agent for the Lenders and sole lead arranger (the "Agent"). All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement (defined below).

                      W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of September 27, 2002, among the parties hereto (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement, and the Agent and the Lenders have agreed to do so on the terms and conditions set forth in this Amendment.

     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Amendments to Section 1.1 of the Credit Agreement.

          (a) Section 1.1 of the Credit Agreement, "Definitions" is hereby modified and amended by inserting the following definitions in appropriate alphabetical order thereto (and deleting any existing definitions of any of the following in the entirety):

                    ""CoBank  Additional  Debt"  shall  have  the
               meaning set forth in Section 7.12(c) hereof.

                    "Debt   Repurchase  Agreement"   means   that
               certain Debt Repurchase Agreement between CoBank, ACB, Borrower, and Young Pecan Shelling Company,
               Inc. dated as of April 30, 2001, as amended, modified or restated prior to January 24, 2003.

                    "Repurchase Release Date" means the  date  of
               the release and termination of the Debt Repurchase
               Agreement   and  the  satisfaction   of   all   of
               Borrower's obligations thereunder.

                    "Subsidiary",  of Borrower,  shall  mean  any
               corporation, partnership, joint venture, limited liability company, trust or estate or other entity in which (or of which) the Borrower, directly or indirectly, owns or controls more than 50% of (a) any shares of Stock or other form of ownership interest of such Person having general voting power under ordinary circumstances to vote in the election of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency), or
               (b) the interest in the capital or profits of such Person, provided, however, notwithstanding the foregoing, GC Properties shall not be deemed to be a "Subsidiary" of Borrower."

          (b) Section 1.1 of the Credit Agreement, "Definitions" is hereby further modified and amended by deleting the definitions of "CoBank Note" and "Note Purchase Date" therefrom in the entirety.

     2.    Amendment  to  Section 7.4 of  the  Credit  Agreement.
Section 7.4 of the Credit Agreement "Restrictions on Loans, Advances, Investments, Asset Acquisitions and Contingent Liabilities" is hereby modified and amended by deleting clause
(xv) of subsection (d) thereof in its entirety and substituting the following in lieu thereof:

                    "(xv)(x)  prior  to  the  Repurchase  Release
               Date, guarantee or otherwise be or become contingently liable for obligations of Young Pecan not to exceed an aggregate amount of $60,000,000 pursuant to the Debt Repurchase Agreement, (y) in connection with and on the Repurchase Release Date, make a payment of up to $10,000,000 in satisfaction of all Borrower's obligations under the Debt Repurchase Agreement, whether structured as a direct payment to CoBank, ACB or as a capital contribution to Young Pecan, and (z) on and after the Repurchase Release Date, make a loan to Young Pecan with the proceeds of the CoBank Additional Debt; provided such loan to Young Pecan shall be subject to documentation in form and substance acceptable to the Agent (including, without limitation, the assignment of any promissory note and security interest received by the Borrower in connection therewith to the Collateral Agent);"

     3.    Amendment  to  Section 7.12 of the  Credit  Agreement.
Section 7.12 of the Credit Agreement "Indebtedness for Money Borrowed" is hereby modified and by deleting clause (c) thereof in its entirety and substituting the following in lieu thereof:

               "(c) Indebtedness for Money Borrowed in existence on the date hereof, and set forth on Schedule 5.8; provided, however, (i) in connection with the mortgage facility on the corporate headquarters building owned by GC Properties as set forth on
               Schedule 5.8, such mortgage facility may be increased by an amount not to exceed $5,000,000 after the date hereof, and (ii) Borrower may incur additional Indebtedness for Money Borrowed to CoBank, ACB in an amount of up to $10,000,000 (the "CoBank Additional Debt") on or after the Repurchase Release Date, provided such additional Indebtedness is subject to documentation in form and substance acceptable to the Agent;"

     4. Strict Compliance. Except for the amendments set forth above, the text of the Credit Agreement and the Loan Documents shall remain in full force and effect. The Borrower acknowledges and expressly agrees that the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.

     5. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agent and each Lender, as follows:

          (a)  the Borrower has the corporate power and authority
          (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (b) this Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

          (c) the execution and delivery of this Amendment and performance by the Borrower under the Credit Agreement do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor contravene or conflict with the charter documents of the Borrower, or the provisions of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which the Borrower is a party or by which any of its properties are or may become bound; and

          (d) as of the date hereof, and after giving effect to this Amendment (i) no Default or Event of Default exists under the Credit Agreement, and (ii) each representation and warranty set forth in Article 5 of the Credit Agreement is true and correct.

     6. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

     7.    Expenses.   The Borrower agrees to pay all  reasonable
expenses of the Agent incurred in connection with this Amendment, including, without limitation, all fees and expenses of counsel to the Agent.

     8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     9. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York applicable to contracts made and performed in the State of New York without regard to the conflict of laws principles thereof other than Sections 5 - 1401 and 5 - 1402 of New York General Obligations Law.

     10. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above upon the Agent's receipt of (a) a counterpart hereof duly executed by the Borrower and the Required Lenders, and (b) such other documents executed by the Borrower or the Guarantors as the Agent may reasonably require.




     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:
                                 GOLD KIST INC.

                                   By: /s/ Stephen O. West
                                   Name:  Stephen O. West
                                   Title: Chief Financial Officer
                                   and Treasurer


                                   By: (no signature)
                                   Name:
                                   Title:


                                 [SEAL]

AGENT, L/C ISSUER AND LENDER:      COOPERATIEVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK
                                   B.A., "RABOBANK NEDERLAND",
                                   NEW YORK BRANCH


                                   By: /s/ Richard J. Beard
                                   Name: Richard J. Beard
                                 Title: Executive Director


                                   By: /s/ Edward J. Peyser
                                   Name: Edward J. Peyser
                                   Title: Managing Director


LENDERS:                         SUNTRUST BANK


                                 By: /s/ Hugh E. Brown
                                  Name: Hugh E. Brown
                                  Title: Vice President


                                 By: (no signature)
                                  Name:
                                  Title:


                                 HARRIS TRUST AND SAVINGS BANK


                                 By: /s/ Curtis Flammini
                                  Name: Curtis Flammini
                                  Title: Vice President


                                 By: (no signature)
                                  Name:
                                  Title:



                                 U.S. BANK NATIONAL ASSOCIATION


                                 By: /s/ Kathi L. Hatch
                                  Name: Kathi L. Hatch
                                  Title: Assistant Vice
                                 President


                                 By: (no signature)
                                  Name:
                                  Title:

                                 COBANK, ACB


                                 By: /s/ Kenneth L. Warlick
                                  Name: Kenneth L. Warlick
                                  Title: Vice President


                                 By: (no signature)
                                  Name:
                                  Title:



                                 NATEXIS BANQUES POPULAIRES


                                 By: /s/
                                  Name:
                                  Title:


                                 By: /s/
                                  Name:
                                  Title:

                                 ING CAPITAL LLC


                                 By: /s/ William B. Redmond
                                  Name: William B. Redmond
                                  Title: Director

                                 By: (no signature)
                                  Name:
                                  Title:



                               THE CIT GROUP/BUSINESS CREDIT,
                               INC.

                               By: /s/ John F. Bohan
                                Name: John F. Bohan
                                Title: Vice President


                               By: (no signature)
                                Name:
                                Title:

                               GREENSTONE FARM CREDIT SERVICES,
                               FLCA

                               By: /s/ R. A. Schroeder
                                Name: R. A. Schroeder
                                Title: Senior Vice President
                               Capital Markets


                               By: /s/ David B. Armstrong
                                Name:  David B. Armstrong
                                Title: Executive Vice President



                               JOHN HANCOCK LIFE INSURANCE
                               COMPANY

                               By: /s/ David E. Johnson
                                Name: David E. Johnson
                                Title: Manager Director


                               By: (no signature)
                                Name:
                                Title:

                               JOHN HANCOCK VARIABLE LIFE
                               INSURANCE COMPANY

                               By: /s/ David E. Johnson
                                Name: David E. Johnson
                                Title: Authorized Signature


                               By: (no signature)
                                Name:
                                Title:



                               SIGNATURE 4 LIMITED

                               By: John Hancock Life Insurance
                                  Company, as Portfolio Advisor

                               By: /s/ David E. Johnson
                                Name: David E. Johnson
                                Title: Managing Director

                               SIGNATURE 5 L.P.

                               By:     John Hancock Life
                                  Insurance Company, as
                                  Portfolio Advisor


                               By: /s/ David E. Johnson
                                Name: David E. Johnson
                                Title: Managing Director

                               MELLON  BANK, N.A., solely in  its
                               capacity  as Trustee for the  Bell
                               Atlantic  Master Trust as directed
                               by  John  Hancock  Life  Insurance
                               Company,    and   not    in    its
                               individual capacity

                               By: /s/ Carole Bruno
                                Name: Carole Bruno
                                Title: Authorized Signatory


                               By: (no signature)
                                Name:
                                Title:



                      CONSENT OF GUARANTORS

     We, the undersigned, each as a Guarantor pursuant to that certain Second Amended and Restated Subsidiary Guaranty dated as of the 27th day of September, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), hereby each (a) acknowledge receipt of a copy of the foregoing Amendment, and (b) acknowledge, consent and agree that
(i) the Guaranty remains in full force and effect, and (ii) the execution and delivery of the foregoing Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify our respective obligations and liabilities under the Guaranty.


                              AGRATECH SEEDS INC.

                              By: /s/ Stephen O. West
                                Title: Treasurer


                              AGRATRADE FINANCING, INC.

                              By: /s/ Stephen O. West
                                Title: Treasurer


                              CROSS EQUIPMENT COMPANY, INC.

                              By: /s/ Stephen O. West
                                Title: Treasurer


                              GK FINANCE CORPORATION

                              By: /s/ Stephen O. West
                                Title: Vice President


                              GK PEANUTS, INC.


                              By: /s/ Stephen O. West
                                Title: Treasurer


                              GK PECANS, INC.

                              By: /s/ Stephen O. West
                                Title: Treasurer


                              LUKER INC.

                              By: /s/ Stephen O. West
                                Title: Treasurer
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